UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLNATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Zoomcar Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on January 23, 2026 (the “Original Report”) solely to (i) update the disclosure under Item 7.01 (Regulation FD Disclosure) in the Original Report regarding the Company’s bridge financing private placement to reflect the addition of an overallotment option and an updated offering termination date and (ii) furnish an updated investor presentation used in connection with the Bridge Financing, which supersedes the investor presentation previously furnished with the Original Report. Except as expressly set forth herein, no other changes have been made to the Original Report.

Item 7.01 Regulation FD Disclosure

On January 23, 2026, the Company commenced an offer to exchange (the “Offer to Exchange”) eligible outstanding warrants for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon the terms and subject to the conditions set forth in the Company’s offer to exchange, dated January 23, 2026 (as it may be amended or supplemented from time to time, the “Offer to Exchange”), and the related letter(s) of transmittal and consent, notice(s) of withdrawal and other offer materials (together with the Offer to Exchange, as amended or supplemented from time to time, the “Offer Materials”), each of which is filed as an exhibit to the Company’s Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission (the “SEC”).

The Offer to Exchange relates to eligible holders of the Company’s outstanding: (i) common stock purchase warrants (the “Common Warrants”), (ii) Series A common stock purchase warrants (the “Series A Warrants”), (iii) Series B common stock purchase warrants (the “Series B Warrants”), (iv) pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”), (v) Bridge placement agent common stock purchase warrants issued in connection with the Company’s bridge financing on June 18, 2024 (the “Bridge Placement Agent Warrants”), (vi) placement agent common stock purchase warrants issued in connection with the Company’s private placement dated November _5, 2024 (the “Placement Agent Warrants”), and (vii) Series A placement agent warrants issued in connection with the Company’s private placement dated November 5, 2024 (the “Series A Placement Agent Warrants” and, together with the Common Warrants, Series A Warrants, Series B Warrants, Pre-Funded Warrants, Bridge Placement Agent Warrants and Placement Agent Warrants, the “Existing Warrants”).

Under the Offer to Exchange, subject to the terms and conditions described in the Offer Materials, the Company is offering to exchange the Existing Warrants for shares of Common Stock at the following exchange ratios (each, an “Exchange Ratio” and collectively, the “Exchange Ratios”): (i) for each one (1) Common Warrant tendered and accepted for exchange, twenty thousand (20,000) shares of Common Stock; (ii) for each one (1) Series A Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; (iii) for each one (1) Series B Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; (iv) for each one (1) Pre-Funded Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; (v) for each one (1) Bridge Placement Agent Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; (vi) for each one (1) Placement Agent Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; and (vii) for each one (1) Series A Placement Agent Warrant tendered and accepted for exchange, ten (10) shares of Common Stock.

In addition, concurrently with the Offer to Exchange, the Company may solicit consents from holders of certain classes of Existing Warrants to amend the governing warrant instruments and related agreements to facilitate the Offer to Exchange and/or the post-offer treatment of any Existing Warrants that remain outstanding (the “Warrant Amendments”). The Series A Warrants and Series B Warrants may be amended as a class with the consent of holders of a majority in interest of such warrants. The scope, terms and applicable approval thresholds for any Warrant Amendments will be described in the Offer Materials.

The Company intends to issue the shares of Common Stock offered in the Offer to Exchange in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), and is not filing a registration statement on Form S-4 or otherwise registering the issuance of such shares in connection with the Offer to Exchange.

The Offer to Exchange is conditioned upon, among other things, the adoption by the Company’s stockholders of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock (the “Authorized Share Increase”) and the filing and effectiveness of such amendment with the Secretary of State of the State of Delaware. The Company expects to seek such stockholder approval in connection with the Company’s annual meeting of stockholders and related proxy solicitation.

The Offer to Exchange is being made only pursuant to the Offer Materials. Holders of Existing Warrants should read the Offer Materials carefully because they contain important information about the Offer to Exchange.

Bridge Financing / Private Placement

Also on January 23, 2026, the Company launched a Bridge Financing being conducted as a private placement to “accredited investors” pursuant to Rule 506(c) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Bridge Financing, the Company is offering up to $5,000,000 of units (the “Units”), with a minimum offering amount of $2,000,000 required to consummate the offering on or before March 31, 2026 (the “Offering Termination Date”). In addition, the Company has provided ThinkEquity LLC (the “Placement Agent”) with an overallotment option to sell up to an additional $5,000,000 of Units (the “Overallotment Option”), exercisable by the Placement Agent in its sole discretion, in whole or in part, at one or more closings on the same terms. If the minimum offering amount is not achieved by the Offering Termination Date, funds received from prospective purchasers will be returned without interest. If the minimum offering amount is achieved, the Company may hold one or more closings up to the earlier of (i) the sale of the maximum offering amount (including any Units sold pursuant to the Overallotment Option) or (ii) the Offering Termination Date.

Each Unit consists of (i) one share of Series A Convertible Preferred Stock (the “Preferred Stock”) and (ii) one warrant to purchase one share of Common Stock (the “Warrant”). The purchase price is $1,000 per Unit. The Preferred Stock has a senior liquidation preference to the Common Stock and is convertible into Common Stock at an initial conversion price of $0.05 per share, subject to certain reset and other provisions described in the PPM and the certificate of designation for the Preferred Stock. Each Warrant is exercisable for one share of Common Stock at an initial exercise price of $0.0625 per share, subject to adjustment.

The Bridge Financing securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

The Company has engaged ThinkEquity LLC as exclusive placement agent for the Bridge Financing on a reasonable best-efforts basis.

The Company’s investor presentation used in connection with the Bridge Financing is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 is intended to be furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1*	Investor Presentation, dated January 23, 2026
99.2*	Press Release, dated January 23, 2026
99.3	Investor Presentation, dated February 12, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

*	Previously Filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2026	Zoomcar Holdings, Inc.

	By:	/s/ Shachi Singh
	Name:	Shachi Singh
	Title:	Chief Legal Officer

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